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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):     MAY 14, 2003


                            TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


                   DELAWARE                                1-12387                          76-0515284
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)




   500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                  60045
     (Address of Principal Executive Offices)                 (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 14, 2003, the Company issued a press release announcing the results of its 2003 annual stockholder meeting. This press release, filed as
Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.             Description
99.1                    Press release dated May 14, 2003



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TENNECO AUTOMOTIVE INC.


Date:    May 14, 2003             By:  /s/ MARK A. McCOLLUM
                                      ------------------------------------------
                                       Mark A. McCollum
                                       Senior Vice President and Chief Financial
                                       Officer



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EXHIBIT INDEX

         Exhibit           Description
         Number

         99.1 Press Release dated May 14, 2003, announcing the results of its 2003 annual stockholder meeting.